Contingencies, commitments and restrictions on the distribution of profits	12 Months Ended
Dec. 31, 2017
Disclosure For Contingencies Commitments And Restrictions On Distribution Of Profits [Abstract]
Contingencies, commitments and restrictions on the distribution of profits
25	Contingencies, commitments and restrictions on the distribution of profits

a. Contingencies

CAAP and its subsidiaries are, from time to time, subject to various claims, lawsuits and other legal proceedings, including customer claims, in which third parties are seeking payment for alleged damages, reimbursement for losses or indemnity. Some of these claims, lawsuits and other legal proceedings are subject to substantial uncertainties. Accordingly, the potential liability with respect to such claims, lawsuits and other legal proceedings cannot be estimated with certainty. Management, with the assistance of legal counsel, periodically reviews the status of each significant matter and assesses potential financial exposure. If a potential loss from a claim, lawsuit or proceeding is considered probable and the amount can be reasonably estimated, a provision is recorded. Accruals for loss contingencies reflect a reasonable estimate of the losses to be incurred based on information available to management as of the date of preparation of the financial statements, and take into consideration the Group’s litigation and settlement strategies.

The Company believes that the aggregate provisions recorded for losses in these financial statements, are adequate based upon currently available information.

AA2000 legal proceedings

- During 2013 and 2014 the Argentine Federal Administration of Public Income initiated three different tax assessments proceedings against AA2000, challenging the income tax deduction made by AA2000 from certain services rendered by related companies and third parties and expenses.

Two of such tax assessments proceedings were initiated against AA2000 with respect to income tax deductions from services rendered by third parties. On November 30, 2015, AA2000 agreed to pay the amounts claimed for these deductions through a facility payment regime set forth by General Resolution No. 3806. Pursuant to this regime, AA2000 must pay AR$18.4 million (USD 1 million) in 36 consecutive, monthly, installments. As of December 31, 2017 the outstanding amount is AR$6.6 million (USD 0.4 million) which is included in other taxes payable (AR$12.7 million, USD 0.8 million as of December 31, 2016).

The third and most significant claim was initiated by the Argentine Federal Administration of Public Income against AA2000 and its consolidated subsidiaries for income taxes and income tax on undocumented exemptions. The Argentine Federal Administration of Public Income considered that certain management and administrative services provided by CAS (one of its shareholders) were not actually rendered to AA2000. On August 3, 2016, AA2000 appealed the ruling of the assessment proceeding to the Argentine National Tax Court.

In addition, in 2013, a separate criminal proceeding was initiated by a third party against two former directors of AA2000 based on the same facts as of the assessment proceeding mentioned above. The Court of first instance dismissed the claim and the prosecutor appealed the ruling. The Court of Appeals reversed the prior ruling based on the lack of evidence obtained in the original proceeding and ordered the Court of first instance to expand the fraud investigation and to determine the possible connection with the assessment proceeding mentioned above. After further investigation, the Court of first instance ratified the dismissal of AA2000, which the prosecutor subsequently appealed. The Court of Appeals once again dismissed the case against AA2000 based on the connection of both proceedings and ordered the consolidation of the fraud and the tax investigations. Consequently, the Court of first instance on economic and criminal matters No. 11 is now the intervening court for both proceedings.

Given that the facts which originated both claims were the same, both proceedings continued as a unified criminal matter on income taxes and income tax on undocumented exemptions.

Although management and legal advisors have strong arguments to prove that the management and administrative services were in fact rendered to AA2000 by CAS, on February 21, 2017 AA2000 complied with the extraordinary regime of regularization of tax obligations provided by Law No. 27,260 published in the Argentine Official Gazette on July 22, 2016. The total amount that AA2000 must pay for such extraordinary regime is USD 10.5 million in 60 consecutive, monthly payments as from March, 2017 which is included in other taxes payable.

On August 25, 2017, the prosecutor challenged the request made by AA2000 to suspend the criminal proceeding, arguing that although the company complied with the extraordinary regime for the services rendered by CAS, it failed to include under this extraordinary regime the services rendered by third parties. Legal advisors and management believe that once all the installments under the extraordinary regime are fully paid, the action to prosecute tax claims based on these facts will be fully extinguished.

Pursuant to the Final Memorandum of Agreement entered into with the Argentine Government, dated April 3, 2007, AA2000 is required to assess and remediate environmental damage at their airports in Argentina.

In August 2005, a civil action was brought by Asociación de Superficiarios de la Patagonia, a non-governmental organization, against Shell Oil Company for alleged environmental damages caused by an oil spill at Ezeiza Airport and, in September 2006, AA2000 was called to intervene as a third party at the request of the plaintiff. The lawsuit alleges that AA2000 is jointly liable with Shell due to the fact that AA2000 manages the real property at which the environmental damages occurred. AA2000 has asserted that Shell is solely responsible for any damages.

In August 2011, Asociación de Superficiarios de la Patagonia brought a civil action against AA2000 in an Argentine administrative federal court in the City of Buenos Aires (Justicia Federal en lo Contencioso Administrativo de la Capital Federal), under the General Environmental Law No. 25,675, requesting compensation for environmental damage caused in all of the airports under the AA2000 Concession Agreement.

The administrative federal court appointed the Argentine Center of Engineers (Centro Argentino de Ingenieros) to conduct research studies in connection with the required remediation works. In connection with this proceeding, Asociación de Superficiarios de la Patagonia obtained an injunction for compensation for environmental damages. In order to guarantee the injunction, an insurance policy was filed for an amount equals to AR$97.4 million (equivalent in USD 5.2 million).

The aforementioned do not constitute a contingency as soon as their execution is ordered, the disbursements must be considered included in the contractual investment plan.

Brazil legal proceedings

Administrative Proceedings before the Brazilian ANAC

Inframérica Concessionária do Aeroporto de Brasilia S.A. filed claims before the Brazilian ANAC on December 29, 2015, in the total amount of R$758.0 million (USD 253.1 million), requesting the economic re-equilibrium of Inframérica Concessionária do Aeroporto de Brasilia’s concession agreement based on (among other things) additional construction works required to complete the terminals and the runway that were not provided for in the concession agreement, and the negative impact of the issuance of new rules and regulations by the Brazilian Ministry of Health, which reduced Inframérica Concessionária do Aeroporto de Brasilia’s revenues in connection with the use of the cargo terminal. Claims in the amount of R$454.1 million (USD 120.2 million) were denied by the Brazilian ANAC, and Inframérica Concessionária do Aeroporto de Brasilia expects to initiate an arbitration proceeding with respect to the denied claims. The remaining claims are under review by the Brazilian ANAC.

In addition, on June 29, 2017, Inframérica Concessionária do Aeroporto de Brasilia filed new claims with the Brazilian ANAC in the amount of R$ 737 million (USD 240 million) requesting the economic re-equilibrium of ICAB’s concession agreement based on (among other things) the loss of revenues as a result of modifications to the rules and regulation affecting the air traffic system in Congonhas airport. These claims are under review by the Brazilian ANAC.

On December 29, 2015, Inframerica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. filed claims in the total amount of R$1.0 billion (USD 263.1 million) before the Brazilian ANAC requesting the economic re-equilibrium of Inframerica Concessionária do Aeroporto de São Gonçalo do Amarante’s concession agreement based on inconsistencies in the parameters related to the viability study prepared by the government (EVTEA) under the tender documents, inconsistencies related to the control tower and additional capital expenditures required to complete the airport that were not provided for in the concession agreement. Claims in the amount of R$956.8 million (USD 251.7 million) were denied by the Brazilian ANAC, and Inframerica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. expects to initiate an arbitration proceeding with respect to the denied claims. The remainders of the claims are under review by the Brazilian ANAC.

Civil Proceedings

Inframérica and its subsidiaries are defendants in various civil lawsuits, which individually and in the aggregate are not material. In addition, we filed an ordinary action against the Brazilian ANAC to suspend the payment of the annual granting fees related Inframérica Concessionária do Aeroporto de Brasilia S.A. ´s concession (outorga anual), in the amount of R$245.7 million (USD 75 million), which required Inframérica to a court deposit by Inframérica in the amount of R$246.8 million (USD76 million) included in Note 16 in Guarantee deposit as of December 31, 2016. This process was terminated in December 2017. On December 6 the concessionaire petitioned for the waiver to the continuation of the proceeding, once the process of rescheduling the annual granting fees payment for the remainder of the concession was carried out.

Inframérica Participações S.A.

Inframérica Participações S.A. identified three payments totaling R$ 858 made during 2014, when Infravix Participações S.A. was still an indirect shareholder of the Inframérica Participações S.A., to individuals or entities for which Inframérica Participações S.A. was unable to clearly identify a proper purpose. Through the date of the issuance of these financial statements Inframérica Participações S.A. has received no official notice that it is under investigation by Brazilian authorities in connection with these payments. Inframérica Participações S.A. could be exposed to reputational harm and other adverse effects in connection with these payments. Additionally, if these payments are ultimately found to have been improper fines and sanctions may be applied, as well as other penalties.

Based on the opinion from external legal counsel of Inframérica Participações S.A., that made an assessment based on a criminal, civil and administrative legislation, Inframérica Participações S.A. does not expect, considering the facts and circumstances known to date, losses to be material.

TAGSA legal proceedings

In June 2005, TAGSA was granted the administration and operation of certain duty-free areas for a 20 year-period, in order to develop commercial and service activities, as well as the improvement of existing facilities and the construction of new ones. Duty-free areas are entitled to certain tax benefits, including a 100% exemption from income tax, as well as VAT, among others.

In 2010, a new Production, Commercial and Investment Code was enacted in Ecuador, which repealed the law that created tax free zones.  However, transitional provisions in such code included a grandfather clause, which determined that concessions granted by previous regulations were not affected by these new dispositions.

Notwithstanding that, tax authority rewiewed 2010, 2012 and 2013 fiscal years and didn’t recognize the tax benefits granted by the Free Zones Law, and assessed additional income tax charges for the fiscal years 2010, 2012 y 2013 of U.S$1.9 interests and penalties included and U.S.$1.4 and U.S.$2.5 million respectively, interests and penalties not included.

TAGSA paid the amount regarding 2010’s fiscal year and disputed the validity of 2012 and 2013´s claims, based on the opinion of its tax and legal advisors.

Fiscal years 2014-2016 are open for review, but TAGSA’s management consider that the company has strong arguments to support its position.

Peruvian Proceedings

Unilateral Termination

On July 13, 2017, the Government of Peru notified the unilateral decision to rescind the concession agreement for the Nuevo Aeropuerto International de Chinchero.

On July 18, 2017, Kuntur Wasi formally notified the Peruvian Government of its disagreement with the unilateral resolution because: (i) Kuntur Wasi had fulfilled all of its contractual commitments, (ii) there was no valid justification to unilaterally terminate the Kuntur Wasi Concession Agreement and (iii) if the unilateral termination were exercised, the Peruvian Government would be obliged to compensate all the damages suffered by Kuntur Wasi. Likewise, Kuntur Wasi notified the Peruvian Government of its decision to begin the direct treatment procedure to resolve the controversy in accordance with the provisions of section 16.5 of the Concession Agreement. On January 18, 2018, the Peruvian Government unilaterally terminated this treatment procedure without reaching an agreement yet. Pursuant to the Concession Agreement, negotiations should continue through an arbitration procedure.

On September 11, 2017, Corporación América sent written notice to the Peruvian Government notifying the Peruvian Government of its non-compliance with certain Peruvian Government obligations under the 1996 Bilateral Investment Agreement between Peru and Argentina for the promotion and protection of investments (“BIT”) caused by the mentioned unilateral resolution, which (i) constitutes a dispute between us (as a shareholder of Kuntur Wasi and an investor in Peru) and the Peruvian Government under the BIT, and (ii) has caused damages to us.

The amount of damages sought by Kuntur Wasi in connection with the termination has not yet been determined.

State and Money Laundering Complaint

On February 24, 2017, the Peruvian Prosecutor initiated an investigation under Peruvian Law against certain management of Kuntur Wasi, for alleged conspiracy with governmental authorities to obtain the concession for the operation of the new Cusco International Airport in Chinchero. On October 10, 2017, upon expiration of the statutory term for the completion of the initial investigation the Peruvian prosecutor filed an amendment to the complaint, which is now based on alleged instances of crimes against the state and money laundering by Kuntur Wasi under the Organized Crime Law.

As set forth by the Peruvian prosecutor in this amended complaint, the investigation will now center around Kuntur Wasi not having funding available at the time of the award of the concession to complete the bid project, the provision of certain loans and payments made to Kuntur Wasi from Cedicor, APP, Converse Bank and Liska, and payments made to Proyecta y Construye S.A. from Kuntur Wasi in connection with engineering services for the construction of the Cusco Airport.

The Superior Court of Justice of Lima, Perú (confirming the judgments of the First Instance Court) resolved on January 29, 2018 and January 30, 2018, that:

(a) until the prosecutor does not properly support the allegation of money laundering, the Kuntur Wasi’s Peruvian management crime is not configured. The Prosecutor should eventually remake the accusation and properly support his request; and

(b) the request for the lifting of bank secrecy of Messrs. Carlos Vargas Loret de Mola, Antonio Guzman Barone, and Jose Balta (KW Peruvian management), as well as of Kuntur Wasi, was rejected considering that the Prosecutor request has lack of proof. As a result, the Prosecutor’s Office should have no elements to continue with this money laundering case.

Without prejudice of this, we will vigorously defend against any of these allegations, as we believe such allegations are without merit.

Management and legal advisors have strong arguments to defend against these allegations, considering that such allegations are without merit.

b. Commitments

Country	Concession	Number of Airports	Concession Start Date	Current Concession End Date	Extension Details
Argentina	AA2000	35[1]	1998	2028	10 years
	NQN	1	2001	2021	5 years
	BBL	1	2008	2033	10 years
Italy	TA (SAT)	1	2006 (2014)	2046
	TA (ADF)	1	2003 (2014)	2043
Brazil	ICASGA	1	2012	2040	5 years
	ICAB	1	2012	2037	5 years
Uruguay	Puerta del Sur	1	2003	2033
	CAISA	1	1993 (2008)	2019
Ecuador	TAGSA	1	2004	2024
	ECOGAL	1	2011	2026
Armenia	AIA	2	2002	2032	Option to renew every 5 years
Peru	AAP	5	2011	2036	Extendable to 2071
Total		52

1.	Includes Termas de Rio Hondo Airport, which is operated by AA2000 but is pending government approval to be included in the AA2000 concession.

Argentine Concession Agreement

In February 1998 AA2000 was awarded the concession agreement for the use, operation and management of 33 airports in Argentina (the “Group A” airports). The concession agreement was subsequently amended and supplemented by the memorandum of agreement it entered into with the Argentine National Government on April 3, 2007 (the “Memorandum of Agreement”). References to the concession agreement amended and supplemented by the Memorandum of Agreement is made as the “Argentine Concession Agreement”.

Likewise and in order to be able to continue with the policies related to the expansion of the aviation market, the National State of Argentina issued Decree No. 1092/17 on December 22, 2017 by which it incorporated the Palomar Airport, located in the Province of Buenos Aires, to the National Airport System.

In order to incorporate the said Airport into "Group A", on December 27, 2017 the National Government issued Decree No. 1107/17.

As a result, as of such date, the Company is responsible for the exploitation, administration and operation of Palomar Airport under the terms set forth in the Concession Contract approved by Decree No. 163/97 and the Adjustment Agreement Act. of the Concession Contract approved by Decree No. 1799/07.

The Argentine Concession Agreement was granted for an initial period of 30 years through February 13, 2028. The Company may extend the term of the Concession for an additional period of up to 10 years. The Company has made a formal request to the Argentine National Airports Regulator (Organismo Regulador del Sistema Nacional de Aeropuertos, (the “ORSNA”) to extend the term of the Concession for the additional 10-year period ending February 13, 2038. The Group could not provide any assurance that the Argentine National Government will grant our request or on what conditions.

In addition, under the terms of the Argentine Concession Agreement, the Argentine National Government will have the right to buyout our concession at any time as from February 13, 2018. If such right is exercised, the Argentine National Government is required to indemnify AA2000.

Under the terms of the Argentine Concession Agreement, AA2000 is required to, on a monthly basis, allocate an amount equal to 15% of revenues (in Argentine pesos) to the Specific Allocation of Revenue, as follows:

-11.25% of total revenue to a trust for the development of the Argentine National Airport System to fund capital expenditures for the Argentine National Airport System. Of such funds, a 30% will be previously deducted for deposit in an account to the order of the ANSES. The Secretary of Transportation, following the ORSNA’s approval, will determine which construction projects within the Argentine National Airport System shall be implemented with such funds, whether at airports operated by AA2000 or not.AA2000 may file proposals with the ORSNA which, together with the ORSNA’s proposals, shall be communicated to the Secretary of Transportation, which shall decide the application of the trust funds.

- 1.25% of total revenue to a fund to study, control and regulate the Argentine Concession, which shall be administered and managed by the ORSNA.

- 2.5% of total revenue to a trust for investment commitments for the “Group A” airports of the Argentine National Airport System. (Those operated by AA2000)

AA2000 may cancel the obligations to provide amounts of money to the trust through the assignment of credits whose cause and/or title are the result of the provision of aeronautical and/or airport services performed within the framework of the concession, with the previous intervention of The Secretary of Transportation and the authorization of the ORSNA.

The Argentine Concession Agreement requires AA2000 to formulate a master plan for each of its airports. Each master plan establish the investment commitments to be received by each airport during the term of the Argentine Concession Agreement, taking into account the expected demand of aeronautical and commercial services.

AA2000 is required to make capital expenditures in accordance with the investment plan commitment included in the Argentine Concession Agreement. Total investment commitments between January 2006 and 2028 are AR$ 2,158 million (calculated in December 2005 values). As of December 31, 2017, AA2000 has invested AR$ 1,876.9 million (calculated in December 2005 values) under the investment plan.

In order to guarantee performance of the works under the investment plan, AA2000 is required to enter into a guarantee with a value equal to 50% of the investment planned for the year before March 31 of each year. AA2000 granted a surety bond in the amount of AR$ 1,465 million (approximately USD 78.6 million) to comply with the investment plan guarantee required by the Argentine Concession Agreement.

AA2000 sets up a guarantee for concession contract fulfilment for the total amount is for AR$ 410,5 million (approximately USD 22 million).

In addition, AA2000 is required to maintain a civil liability insurance policy Covering personal and property damages, loss or injury in an amount of at least AR$ 300 million. AA2000 has taken out insurance policy for an amount of USD 500 million covering liabilities that may arise under civil law in connection with the management and development of work in the airports.

As a result of the renegotiation of the concession contract, in 2006 AA2000 has delivered to the Argentine Government 496,161,413 preferred shares which are convertible into common shares of AA2000. Such preferred shares have a nominal value of AR$1 each and have no voting rights. Such shares are redeemable by AA2000 at any time at nominal value plus accrued interest. Beginning in 2020, the Argentine Government has the option to convert all of the preferred shares into common shares of AA2000, up to a maximum amount of 12.5% per year of the total amount of the initial preferred shares issued to the Argentine Government, to the extent AA2000 has not previously redeemed such annual percentage for the respective year. The preferred shares accrue an annual dividend of 2% of the nominal value of the preferred shares, which shall be paid in kind with delivery of additional preferred shares and will be accumulated in the event AA2000 does not have sufficient retained earnings during a given fiscal period. In addition, the preferred shares have a priority over common shares in the event of liquidation. There are 616,914,353 preferred shares outstanding at December 31, 2017 (604,817,993 at December 31, 2016).

In addition to the airports operated under the AA2000 Concession Agreement, the Group also operates the Neuquén Airport, the Bahía Blanca Airport and the Termas de Rio Hondo Airport.

In 2001, the Government of the Province of Neuquén together with the ORSNA awarded the Group the concession agreement to operate the Neuquén Airport for an initial term of 20 years, which is set to expire in 2021. Likewise, in 2008 the Municipality of Bahia Blanca together with the ORSNA awarded the Group the concession to operate the Bahía Blanca Airport for an initial term of 26 years, which is set to expire on 2033. Both concession agreements provide the possibility of extension upon approval.

The Group operates the Termas de Rio Hondo Airport in Argentina, pursuant to an agreement between AA2000 and the Province of Santiago del Estero, but there is no written concession agreement with the Argentine Government. As of the date of these consolidated financial statements, there are certain regulatory approvals pending to include the Rio Hondo Airport within the AA2000 Concession Agreement. The Neuquén Airport, the Bahía Blanca Airport and the Termas de Rio Hondo Airport are not material to the Group´s business.

Uruguayan Concession Agreements

Puerta del Sur S.A. (“PDS”) signed with the Uruguayan Government a concession agreement which grants until the year 2033 the management,exploitation, construction, maintenance and operation of Carrasco International Airport “Gral. Cesáreo L. Berisso”.

Consorcio Aeropuertos Internacionales S.A. signed with the Uruguayan Government a concession agreement which grants until the year 2019 for the reconstruction, maintenance and partial operation of the services of International Airport C/C Carlos A. Curbelo (Laguna del Sauce) – Punta del Este.

Obligations Assumed by PDS as Concessionaire

-	Use the assets, facilities, material and human resources for associated with the provision of aeronautical and commercial services under the concession agreement exclusively for that purpose.

-	Make investments in construction, new works, repair, upgrade, preservation and maintenance, as described in the technical attachments to the concession agreement, according to the investment schedule. In addition, perform the necessary investments in response to the growth in the national and international traffic of passengers and cargo.
-	Take on all necessary measures so that the Carrasco International Airport is at least under the following categories: to be included in the following categories of the International Air Transport Association (“I.A.T.A”): (a) Category 1 Instrumental; (b) Category 4E regarding the state of the landing strip; (c) Category 9 regarding fire protection; and (d) at least in Category C of I.A.T.A).
-	Pay the annual concession fee under the terms and conditions of the concession agreement.
-	Maintain the guarantees and insurance policies valid and current. Keeping and maintaining the facilities received under concession in perfect operating conditions and in full operations (24 hours a day, seven days a week) and replacing them as deemed necessary in the event of destruction or obsolescence and updating them to reflect the latest technological advances.

The Integrated Management Contract also establishes:

-	The contract term shall be 20 years as from November 21, 2003, and may be extended for a further 10-year term, at PDS's request and subject to the approval of the Uruguayan government.
-	An amendment to the contract dated September 2, 2014, were the option to extend was exercised by PDS and the concession was extended until November 20, 2033.
-	The maximum prices to be charged by PDS at the Carrasco airport for landing, aircraft, parking, cargo and aircraft services.
-	The fee payable to the National Airport Infrastructure and Civil Aviation Authority in Uruguay ("DINACIA"), as well as the frequency of those payments.
-	The amount of the guarantees to be provided in favor of the Uruguayan Ministry of Defense for:
-	the obligations of the purchaser (the Company) to hire an airport operator, investments and payment of capital; and
-	the obligations of PDS for performance under the concession agreement.
-	PDS is required to engage and maintain an airport operator who, in turn, is in charge of providing advice to PDS in the following service areas; airplanes, passengers, mailing and cargo.

Fees

Pursuant to the concession agreement, Puerta del Sur is required to pay to the Uruguayan government an annual fee, which will be the higher of: a) USD 4,401; or b) the amount resulting from multiplying the work units (per passenger or per each 100 kilograms of cargo or mailing) by USD 0.00405, plus applicable cargo fees.

Guarantees

Based on the above, PDS is required to provide the following guarantees: a guarantee securing the completion of the construction work of the new terminal (a USD 2.3 million guarantee is in place for Group 1 and 2 works) and a performance guarantee for USD 6 million, that will be returned to PDS six months after the expiration of the Carrasco Airport Concession Agreement.

Insurance

PDS must contract civil liability insurance against damages, losses or injuries that could be caused to persons or property in relation to the performance under the concession agreement, with itself and the Uruguayan Ministry of Defense as beneficiaries, to cover all risks until termination or expiration of the concession. The minimum coverage amount is USD 250 million.

Ecuadorian Concession Agreement

Terminal Aeroportuaria de Guayaquil S.A. (“TAGSA”) has a concession agreement which grants until July 27, 2024 the development, operation and maintenance of Guayaquil airport, José Joaquin de Olmedo (“JJO”).

Obligations Assumed by TAGSA as Concessionaire

The main obligations under the concession are:

- Design and construction of the works and investment specified in the Concession Agreement during the initial, intermediate and final phases, and expansion of the national terminal.

- Operate and manage the JJO from the date of commencement of operations.

- Establish regulations for the normal development of JJO.

- Preventive and corrective maintenance of the JJO, including (i) all necessary repairs of the facilities, equipment and other concession assets built, acquired or incorporated by the TAGSA or pre-existing in the JJO and (ii) maintaining the facilities, equipment and other assets to prevent deterioration.- Taking all the necessary measures to protect the environment of the Guayaquil Airport and avoid or limit pollution disturbances to individuals and properties and other harmful results to the environment due to the rendering of aeronautic services and non-aeronautic services.

-Payment of the annual concession amount

-Provision of other non-aeronautic services, which include common commercial services such as food, beverages, counters, check-in desks at the terminal, etc., and facultative commercial services such as VIP lounges, souvenirs sale, cargo, etc. Rates for such services are fixed directly by TAGSA.

Fees

TAGSA is required to pay the annual concession amount to a trust, which amounts to 50.25% of gross revenues from tariffs and charges, and certain other commercial revenues from the operation of JJO to the Trust Fund for Development of the New Airport of Guayaquil, plus a fixed amount of USD 1.5 million per year for administrative services.

Guarantees

TAGSA is required to maintain a performance bond as security for the timely fulfillment of the obligations under the concession agreement of USD 3 million for the rest of the concession. In addition, TAGSA is required to maintain a performance bond for the payments to the Trust for the development of the new Guayaquil Airport that corresponds to an amount of 20% of the amount that is required to be paid by TAGSA to the Trust minus the amount of the performance bond of Guayaquil Concession Agreement. The current amount of the performance bond is USD 5 million.

ECOGAL is required to deliver a performance bond of USD 700,000 to the DGAC, which should be in place during the term of the Galapagos Concession Agreement. The bond was issued by Seguros Oriente S.A., a financial institution in Ecuador, and is in force until April 14, 2018.

Brazil Concession Agreement

Inframérica Concessionária do Aeroporto de Brasília S.A. and Inframérica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. signed with the Brazilian regulatory authority (the Brazilian ANAC) a concession agreement which grants the construction, operation and maintenance of the airports of Brasilia, for a period of 25 years from 2012, and the airport of Natal (São Gonçalo do Amarante) for a period of 28 years, since 2011. They can be extended for another five years if necessary to reestablish economic equilibrium.

Obligations Assumed by Inframérica Concessionária do Aeroporto de Brasília S.A. and Inframérica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. as Concessionaires

- providing adequate service to passengers and users of the airport, as defined in Article 6 of Federal Law 8.987/95 (the Brazilian Concessions Law), using all means and resources available, including, but not limited to, making any necessary investments to expand airport operations to sustain the required service levels, based on the existing demand and the provisions set forth in the Airport Operation Plan;

 - implementing services and management programs, and offering training programs to its employees for purposes of improving services and the convenience of users in order to meet the requirements set forth in the applicable Airport Operation Plan;

- providing proper service, defined under the Airport Operation Plan as regular, continuous, efficient, safe, up to date, broad and courteous services at a fair price, to the general public and airport customers;

- performing all services, controls and activities related to the concession agreement, with due care and diligence, employing the best available practices in every task performed;

- presenting ANAC with an Infrastructure Management Plan and Service Quality Plan every five years for the entire term of each of the Brazilian Concession Agreements:

- submitting to the approval of the Brazilian ANAC any proposal for the implementation of service improvements and new technologies, as provided for under the concession agreement and applicable regulations; and

- developing and implementing plans for dealing with emergencies at the airports, and maintaining for such purposes the human resources guidelines and other training materials required by industry regulations and the applicable Airport Operation Plan.

Fees

Grant payment obligations arising from these concession agreements are described in Note 22.

Guarantees

Under the Brazilian Concession Agreements, the Brazilian concessionaires are required to provide certain performance bonds in the amounts and for the events listed below:

Event	Amount of the Performance Bond (in R$)	Amount of the Performance Bond (in USD)
Natal Concession Agreement
Phase I of the Natal Concession Agreement	65 million	19.7 million
Phase II of the Natal Concession Agreement (from the formal commencement of Phase II until the end of the contract)	6.5 million	1.9 million
Current amount of Phase II	11.9 million	3.6 million
Investment Trigger of the Natal Concession Agreement	10% of the amount of planned investments

Brasilia Concession Agreement
During Phase I-B of the Brasilia Concession Agreement	266.7 million	80.6 million
After completion of Phase I-B of the Natal Concession Agreement or at the termination of the contract	133.3 million	40.3 million
Current amount of Phase II	188.5 million	56.9 million
Investment Trigger of the Brasilia Concession Agreement	10% of the amount of planned investments
Upon termination of the Brasilia Concession Agreement, for a period of 24 months after the termination of the agreement.	19.1 million	5.8 million

The AAP Concession Agreement

AAP is required to provide a guarantee with respect to compliance of all of its obligations under the AAP Concession Agreement, including the payment of any penalties and the levels of quality and service of the works. The AAP Concession Agreement performance bond does not cover the obligations guaranteed by the AAP Construction performance bond specified below. The AAP Concession Agreement performance bond required amounts is USD 4.5 million on the date of the execution of the AAP Concession Agreement, and must be renewed annually until two years after the termination of the AAP Concession Agreement.

AAP is required to provide a guarantee of the execution of the works, including the payment of any penalties. The AAP Construction performance bond will guarantee (i) during the initial construction period, a total of 10% of the sum of the amounts established in the work execution program, that must renewed annually during the duration of this stage and the following three months, and (ii) during the remaining period, a total of 20% of the sum of the amounts established in the Annual Investment Plan for the Remaining Period Works, and must be renewed annually until 12 months after the complete execution of the works.

Armenian Concession Agreement

Armenia International Airports CJSC has been awarded a concession agreement which grants until year 2032 the exclusive rights of exploitation, administration, maintenance and operation of Yerevan airport, Zvartnots. At the end of the concession period, the Company has the option to indefinitely extend the term of the concession agreement for additional periods of five years. The Armenian Concession Agreement does not require Armenia International Airports CJSC to pay any fee or other consideration of any kind whatsoever for the rights granted to it under the Armenian Concession Agreement.

Within the scope of the Armenian Concession Agreement the Company planned to build a new terminal in three phases. The first two phases are completed, which mainly included the construction of a new terminal for arrivals and departures.

Obligations Assumed by the Concession Manager

Under the terms of the Armenian Concession Agreement, the Concession Manager shall:

- undertake and warrant the normal and permanent rendering of aviation services;

- manage and operate the airports according to internationally accepted airport standards;

- comply with the Master Plan;

- obtain, at its own cost and risk, adequate financing and management resources to modernize the physical infrastructure of the airport, to ensure compliance with applicable regulatory standards and to improve the quality of their management;

- provide the Armenian Government with the ground spaces required for the performance of customs, migration, defense, security, safety, phyto-zoo sanitary and bromatological controls and public health activities, as long as they are and remain activities directly performed by Armenian Government agencies and bodies. If the Armenian Government decides to delegate any of such activities to the private sector, the Concession Manager shall have a right of first refusal for the performance of such activities, which right must be exercised within a period of 30 days as from the announcement of any bid by a third party;

- provide the Armenian Government with an annual report (and such other reports as the Armenian Government may reasonably request) on the development of the management, exploitation and operation of the airport, which will include data regarding traffic, revenues and investments;

- manage, operate and exploit the airport activities, directly or through contracts with third parties, subject to the limitations set forth in the Armenian Concession Agreement;

- collect from all of the users (including the airlines and all other public or private persons performing activities or exercising any authority in the airport) the corresponding airport charges and the fees which the Concession Manager may establish from time to time; and

 - construct, maintain and/or operate, on its own account or through any third parties, any hangars, fuel storage plants or aircraft supply plants, customs warehouses and/or any other warehouses or premises related to the handling of air cargoes or the aeronautical operation in general.

Every five years during the term of the concession, the Company is required to submit a Master Plan to the Government of the Republic of Armenia, which describes the works to be executed in that five-year period, including the corresponding preliminary estimates and also sets forth the guidelines for the works and operations related to improvement and maintenance of the Airport during the remaining part of the term, as well as the description of actual works. The Master Plan will be updated every five years and extended to cover the 30 year term of the Armenian Concession Agreement.

According to the concession agreement, the total investment commitments required for the next 12 months are USD 8 million, for the period between 1 year and 5 years USD 75 million and for the period after 5 years USD 11 million.

Italy Concession Agreement

Toscana Aeroporti S.p.A. (“TA”) has the concession of the airports of Pisa and Florence until 2043 and 2046, respectively.

The concession for Pisa Airport (“Pisa Concession”) was approved on December 7, 2006, with the Inter-Ministerial Decree issued by the Ministry of Transportation, the Ministry of the Economy and the Ministry of Defense. The Concession Agreement will expire on December 7, 2046.

The Florence Concession was approved on March 11, 2003, with the Inter-Ministerial Decree issued by the Ministry of Infrastructure and Transport and the Ministry of the Economy and Finance.

In order to meet the urgent need to implement the relevant legal framework, the abovementioned Inter-Ministerial Decree provided the extension of the duration of the concession to 40 years. The Concession Agreement will expire on February 10, 2043.

Obligations Assumed by TA as Concessionaire

Under the terms of the Pisa and Florence Concession Agreement, TA is responsible for developing, managing, exploiting, operating and maintaining Pisa Airport, which includes, inter alia, the performance of the following obligations and activities:

- paying the annual concession fee;

- adopting all appropriate measures in favor of the neighboring territorial communities and their security;

- organizing and managing the airport business, ensuring the optimal use of available resources for the purpose of providing an adequate level of services and activities, to be carried out in compliance with the principles of security, efficiency, cost effectiveness and environmental protection;

- providing its services under conditions of continuity and regularity, in compliance with the impartiality principle and in accordance with the applicable non-discrimination rules;

- obtaining prior authorization from ENAC to appoint sub concessionaires to carry out airport activities and to give prior written communication to ENAC of the sub concession of other activities (e.g., commercial activities), in any case ensuring that the relative third party sub concessionaires take out an insurance policy to cover the risks related to their respective activities;

- providing all of the necessary support for the relevant public administrations to carry out their emergency and health services within the context of the airport business and management;

- adopting all necessary measures to ensure the provision of the fire-fighting service;

- ensuring the carrying out of airport security control services;

- complying with the relevant obligations provided under the applicable framework and periodically communicating data on the quality of offered services to ENAC;

 - preparing and presenting to ENAC a report on the implementation status of the operations program and related investment plan; and

- guaranteeing the suitability of the standards of offered services.

Fees

As consideration for both airport concessions granted by ENAC, TA is required to pay annual fees to be determined pursuant to Law No. 662/1996, which states that the relevant fees shall be the subject of the joint determination of the Ministry of Finance and the Ministry of Infrastructure and Transport.

The fees are established by Inter-managerial Decree (decreto interdirigenziale) dated June 30, 2003, which provides the adoption of a work load unit criteria, where each unit corresponds to one passenger or 100 kg of goods or post.

Guarantees

Suretyships provided to third parties on behalf of TA (€6.3 million as of December 31, 2017 and €7 as of December 31, 2016) mainly refer to performance bonds with ENAC (Italian regulatory authority) as beneficiary, in order to guarantee full and exact fulfillment of the obligations established with the two 40-year Conventions signed; of the Municipalities of Pisa and Florence to ensure compliance with municipal regulations in the execution of works for the expansion of the airports infrastructure by TA and other items.

Insurance

Under the Pisa and Florence Concession Agreement, TA shall procure an insurance policy, for an amount to be determined in agreement with ENAC, in order to cover a series of risks related to the assets used either directly or indirectly in the airport management business (e.g., fires, aircraft crashes, damages due to transported goods, machinery or natural events).

Under the terms of the Italian Concession Agreements, TA is required to present a long-term master plan for each individual airport. The master plan projections (including traffic, operating expenses, investment commitments, etc.) are used by ENAC to determine airport tariffs, and is revised every four years. Once approved by ENAC, the investment commitments in the master plan become binding obligations under the terms of the respective Concession.

On November 3, 2015, it was received the technical approval by ENAC of 2014-2029 master plan for Florence Airport. The master plan is subject to the Environmental Impact Assessment (Valutazione di Impatto Ambientale (VIA)), which was approved by the Ministry of the Environment on December 3, 2016. The ministerial decree regarding the VIA has yet to be signed. Once the VIA procedure is completed, the urban planning assessment procedure will commence.

In April 2015, ENAC approved, from a technical perspective, 2015-2028 master plan for Pisa Airport. TA, through ENAC, has initiated the urban planning compliance procedure with the Ministry of Transport, after which all the works envisaged in the master plan will be considered compliant in terms of urban planning, approved and non-deferrable.

c. Restrictions to the distribution of profits and payment of dividends

As of December 31, 2017, 2016 and 2015, equity as defined under Luxembourg laws and regulations consisted of:

	At December 31, 2017	At December 31, 2016	At December 31, 2015
Share capital	1,500,000	20	20
Legal reserve	2	2	-
Free distributable reserves	385,055	1,907,328	330,007
Retained earnings	31,206	27,723	56,388
Total equity in accordance with Luxembourg law	1,916,263	1,935,073	386,415

At least 5% of the Company’s net income per year, as calculated in accordance with Luxembourg law and regulations, must be allocated to the creation of a legal reserve equivalent to 10% of the Company’s share capital. Dividends may not be paid out of the legal reserve.

The Company may pay dividends to the extent, among other conditions, that it has distributable retained earnings calculated in accordance with Luxembourg laws and regulations.